Exhibit 10.10

Execution Copy

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii)

would be competitively harmful if publicly disclosed. [***] indicates that information has been redacted.

AMENDMENT NO. 1 TO

AIR TRANSPORTATION SERVICES AGREEMENT

This Amendment No. 1 to Air Transportation Services Agreement (“Amendment No. 1”), dated as of June 30, 2020 (“Amendment No. 1 Effective Date”), will amend that certain Air Transportation Services Agreement dated as of December 13, 2019 (“Agreement”) by and between Sun Country, Inc., a Minnesota corporation (“Sun Country”), and Amazon.com Services LLC (successor to Amazon.com Services, Inc.), a Delaware company (“Amazon”). Sun Country and Amazon are also referred to collectively herein as the “Parties” or each, individually, as a “Party”.

RECITALS

Pursuant to the Agreement, Sun Country provides air cargo transportation services to Amazon; and

The Parties have agreed to further amend the Agreement as described in this Amendment No. 1.

NOW, THEREFORE, for and in consideration of the mutual terms and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.	Defined Terms. All capitalized terms used herein and not otherwise defined will have the meanings given to those terms in the Agreement.

2.	Amendment. As of the Amendment No. 1 Effective Date, the Agreement is amended as follows:

2.1

Section 2.10.1 is amended by striking the following sentence capping the number of Block Hours in March 2021: “The Parties agree that the Flight Schedule for the calendar month of March 2021 will not exceed an average of 220 Block Hours per Aircraft then subject to a Carrier Work Order.”

2.2

Exhibit A is amended by adding two additional Committed Aircraft with Services Commencement Dates in October 2020 and November 2020. For clarity, no additional start-up costs will be payable by Amazon to Sun Country under Section 3.2 of the Agreement or otherwise with respect to such Committed Aircraft. The updated Exhibit A is attached hereto as Attachment 1.

2.3

Exhibit F is amended by reducing the Fixed Monthly Charge to [***], provided that: (a) Amazon will continue to pay Sun Country the current Fixed Monthly Charge of [***] for the first 10 Committed Aircraft listed on Exhibit A (the “Initial Committed Aircraft”) between the Amendment No. 1 Effective Date and the date on which Sun Country takes delivery of the 12th Committed Aircraft under an Aircraft Sublease (the “Holdback Period”); and (b) Sun Country will credit Amazon an amount equal to difference between (i) the aggregate Fixed Monthly Charges of [***] that Amazon will have paid Sun Country for the Initial Committed Aircraft during the Holdback Period and (ii) the aggregate amount of Fixed Monthly Charges of [***] that Amazon would have otherwise paid Sun Country for the Initial Committed Aircraft during the Holdback Period, on the next Monthly Invoice (the “Credit Amount”), provided that, in any case, the Credit Amount will not exceed [***]. The updated Exhibit F is attached hereto as Attachment 2.

3.

December 2020 Block Hours. Subject to Section 2.3 of the Agreement, Amazon estimates the Flight Schedule will include an average of approximately 254 Block Hours per Aircraft for the month of December 2020.

4.

Ratification. All of the terms and provisions of this Amendment No. 1 are incorporated by reference into the Agreement as appropriate and as indicated as if such terms and provisions were set forth in full in the Agreement. The Agreement is, and will continue to be, in full force and effect and is ratified and confirmed by the Parties in all respects.

5.

No Limitation. Nothing contained in this Amendment No. 1 will in any way limit, waive, modify or terminate any of the liabilities or obligations of either Party under the Agreement except as expressly provided in this Amendment No. 1.

6.

Counterparts. Each Party may effect the execution and delivery of this Amendment No. 1 by facsimile or electronic transmission (including in portable document format or by electronic signature) of one or more signed counterparts that together will constitute one and the same instrument.

7.

Governing Law. The internal laws of the State of New York, excluding its conflicts of law rules, govern this Amendment No. 1. The Parties irrevocably submit to the exclusive personal jurisdiction and venue in the federal and state courts in New York County, New York for any dispute arising out of this Amendment No. 1 and waive all objections to jurisdiction and venue of such courts.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

2

This Amendment No. I to Air Transportation Services Agreement is signed by duly authorized representatives of the Parties as of the Amendment No. I Effective Date.

AMAZON: Amazon.com Services LLC By: /s/ Sarah Rhoads Name: Sarah Rhoads Title: Vice President Date Signed: June 27, 2020	SUN COUNTRY: Sun Country, Inc. By: /s/ Jude Bricker Name: Jude Bricker Title: Chief Executive Officer Date Signed: June 30, 2020

Address:

Amazon.com Services LLC

Attention: Vice President, Amazon

Global Air

(if by USPS)

P.O. Box 81226

(if by courier):

410 Terry Avenue North

Seattle, WA 98109-5210

Facsimile: (206) 266-2009

Phone: (206) 266-1000

With a copy to:

Attention: General Counsel

(same P.O. box and courier address)

Email: contracts-legal@amazon.com

Facsimile: (206) 266-1440

Address: At Sun County, Inc. Attention: CEO 2005 Cargo Rd Minneapolis, MN 55450 With a copy to: Attention: General Counsel 2005 Cargo Road Minneapolis, MN 55450

[Signature Page to Amendment No. 1 to Air Transportation Services Agreement]

ATTACHMENT 1

Exhibit A

Committed Aircraft

Manufacturer	Model Number	Serial Number	Services Commencement Date
1. Boeing	737-800	32348	April 2020
2. Boeing	737-800	32601	April 2020
3. Boeing	737-800	32579	May 2020
4. Boeing	737-800	29947	May 2020
5. Boeing	737-800	32577	May 2020
6. Boeing	737-800	32607	May 2020
7. Boeing	737-800	32605	May 2020
8. Boeing	737-800	32578	June 2020
9. Boeing	737-800	33677	July 2020
10. Boeing	737-800	32739	August 2020
11. Boeing	737-800	34030	October 2020
12. Boeing	737-800	29120	November 2020

Attachment 1

ATTACHMENT 2

Exhibit F

Price Schedule

AMAZON AIR - PRICING MODEL FOR CARRIER’S CMI ON 737-800 OPERATING AIRCRAFT
PER AIRCRAFT
TOTAL FIXED MONTHLY CHARGE	$	[	***]
TOTAL VARIABLE CHARGE PER BLOCK HOUR	$	[	***]
TOTAL VARIABLE CHARGE PER CYCLE	$	[	***]
AMAZON AIR - PRICING MODEL FOR CARRIER’S CMI ON 737-800 NETWORK SPARE AIRCRAFT
PER 8 HOUR SPARE PERIOD
Total Fixed Spare Period (8 hours) Charge for any Network Spare Aircrafts	$	[	***]

*	The amount of the Fixed Monthly Charge to be paid by Amazon to Sun Country for the Initial Committed Aircraft during the Holdback Period will be subject to Section 2.3 of Amendment No. 1.

Attachment 2